                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                  94111
(Address of principal executive offices)                              (Zip Code)

                              F. Henry Kleschen III
                            Assistant General Counsel
                       227 West Monroe Street, Suite 2600
                                Chicago, IL 60606
                               Tel: (312) 267-5064
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                        THE MAY DEPARTMENT STORES COMPANY
               (Exact name of obligor as specified in its charter)

           NEW YORK                                               43-0398035
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

                                       AND

                        THE MAY DEPARTMENT STORES COMPANY
               (Exact name of obligor as specified in its charter)

           DELAWARE                                              43-1104396
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

611 OLIVE STREET
ST. LOUIS, MO                                                         63101-1799
(Address of principal executive offices)                              (Zip Code)

                                 DEBT SECURITIES
                       (Title of the indenture securities)
          ------------------------------------------------------------



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


ITEM 1. GENERAL INFORMATION.

         Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

         Comptroller of the Currency, Washington, D.C.
         Board of Governors of the Federal Reserve System, Washington, D.C.

(b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

ITEM 16. LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

         Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

         Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

         Exhibit 5.   Not Applicable

         Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.   Not Applicable

         Exhibit 9.   Not Applicable






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

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 14th day of October, 2004.


                                J. P. Morgan Trust Company, National Association


                                        By         /s/ J. Morand
                                            ---------------------------
                                            J. Morand
                                            Authorized Officer





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

                                    EXHIBIT 6
        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT

                                October 14, 2004

Securities and Exchange Commission                        Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture dated as of June 17, 1996, by and between The May Department Stores Company, a New York corporation, The May Department Stores Company, a Delaware corporation and J.P. Morgan Trust Company, National Association (successor to Bank One Trust Company, N.A., the successor to The First National Bank of Chicago), as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.
                                 Very truly yours,
                                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                                 By   /s/ J. Morand
                                      --------------------------
                                      J. Morand
                                      Authorized Officer


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


EXHIBIT 7. Report of Condition of the Trustee.


CONSOLIDATED REPORT OF CONDITION OF     J.P. Morgan Trust Company, National Association
                                        -----------------------------------------------
                                                            (Legal Title)


AS OF CLOSE OF BUSINESS ON          September 30, 2004
                           -----------------------------------




                  J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                               STATEMENT OF CONDITION

                                 SEPTEMBER 30, 2004

                                                                          ($000)
                                                                          ------
ASSETS
 Cash and Due From Banks                                                $ 28,672
 Securities                                                              145,134
 Loans and Leases                                                        110,847
 Premises and Fixed Assets                                                11,202
 Intangible Assets                                                       384,284
 Goodwill                                                                201,011
 Other Assets                                                             45,941
                                                                        --------
  Total Assets                                                          $927,091
                                                                        ========


LIABILITIES
 Deposits                                                               $ 94,426
 Other Liabilities                                                        55,575
                                                                        --------
  Total Liabilities                                                      150,001

EQUITY CAPITAL

 Common Stock                                                                600
 Surplus                                                                 701,587
 Retained Earnings                                                        74,903
                                                                        --------
  Total Equity Capital                                                   777,090
                                                                        --------

  Total Liabilities and Equity Capital                                  $927,091
                                                                        ========


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